DocuSign Envelope ID: 06E2A326-6156-469D-B96C-B46FB3C8F76C

ADDENDUM NO. 4
TO COMMERCIAL LEASE AGREEMENT
for

3471 Oquendo Rd Units 301/302 Las Vegas, NV 89118
(Property Address)

In reference to the Commercial Lease Agreement executed by OWP VENTURES, INC as Tenants(s) and RIPPER SERIES LLC, SERIES 3 as Owner, through SOUZA10 REAL ESTATE as Broker, dated 10/16/2018 covering the above-referenced real property, the parties hereby agree that the Lease Agreement be amended as follows:

1. The effective date of this addendum shall Be 11/01/2021, and the lease term is hereby extended for ONE year from that date making the new expiration date 10/31/2022.
2. Rental rate to be as follows:
   (a)- 11/01/2021 to 10/31/2022, rate will be $4,767.68/mth for a 12 month total of $57,212.16
3. Option to renew in 1 year for another 3 years at annual increases based on CPI.
4. Jim Souza, Broker and Property Manager, is acting on behalf of the owner in preparing this addendum and is not acting as an agent for Tenant.
5. Other than those terms as changed in this Addendum, the original lease terms and terms of all other addenda shall apply to the added space as if it was part of the original lease.

When executed by both parties, this Addendum is made an integral part of the aforementioned Commercial Lease Agreement.

WHEN PROPERLY COMPLETED, THIS IS A BINDING CONTRACT. IF YOU DO NOT FULLY UNDERSTAND ITS CONTENTS, YOU SHOULD SEEK COMPETENT LEGAL COUNSEL BEFORE SIGNING.

DocuSigned by: Jamisen Jenkins — 9/22/2021
E859F380705D47E...
LANDLORD/OWNER OF RECORD

DocuSigned by: Bruce Raben — 9/22/2021
35EF790165ED4B2...
TENANT'S SIGNATURE DATE
Print Name: Bruce Raben for OWP Ventures, Inc.

Souza10 Real Estate
MANAGEMENT COMPANY (BROKER)

TENANT'S SIGNATURE DATE
Print Name:

DocuSigned by: By Jim Souza — 9/22/2021
1466A8509563448...
Authorized AGENT for BROKER DATE

TENANT'S SIGNATURE DATE
Print Name: